IN THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA IN RE OWLET, INC. SHAREHOLDER DERIVATIVE LITIGATION This Document Relates to: ALL ACTIONS. Lead Case No. 2:24-cv-07258-FLA-PVC NOTICE OF PROPOSED DERIVATIVE SETTLEMENT NOTICE OF PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE MATTERS, HEARING THEREON, AND RIGHT TO APPEAR TO: ALL CURRENT RECORD HOLDERS AND BENEFICIAL OWNERS OF COMMON STOCK OF OWLET, INC. (“OWLET” OR “THE COMPANY”) AS OF APRIL 2, 2025 (THE “RECORD DATE”). PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE SETTLED CLAIMS. IF YOU HOLD OWLET COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER. THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS CONCERNING THE MERITS OF THE DERIVATIVE MATTERS. THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES. THE ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT. THERE IS NO PROOF OF CLAIM FORM FOR STOCKHOLDERS TO SUBMIT IN CONNECTION WITH THIS SETTLEMENT, AND STOCKHOLDERS ARE NOT REQUIRED TO TAKE ANY ACTION IN RESPONSE TO THIS NOTICE. EX - 99.1

2 Notice is hereby provided to you of the proposed Settlement1 of the above-captioned consolidated derivative action. This Notice is provided by order of the United States District Court for the Central District of California (the “Court”). It is not an expression of any opinion by the Court. It is to notify current Owlet stockholders of the terms of the proposed Settlement. I. WHY THIS NOTICE HAS BEEN POSTED AND FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION This Notice is intended to notify all current Owlet stockholders affected by the settlement of the consolidated stockholder derivative action styled In re Owlet, Inc. Derivative Litigation, Lead Case No. 3:22-cv-07480-SI (N. D. Cal.) (the “Consolidated Action”). The following Settling Parties (defined herein) through their respective counsel have agreed upon terms to settle the Consolidated Action and have signed the written Stipulation setting forth the terms of the Settlement: (i) stockholders Janet Vargas and Nathan Capleton, plaintiffs in the Consolidated Action (“Plaintiffs”) (ii) Kurt Workman, Zane Burke, Laura J. Durr, John C. Kim, Amy N. McCullough, Lior Susan, Melissa A. Gonzales, Marc F. Stoll, Michael Abbott, Jayson Knafel, and Kate Scolnick (the “Owlet Individual Defendants”), defendants in the Consolidated Action; (iii) Ken Suslow, Richard Henry, Domenico De Sole, Ramez Toubassy, Jamie Weinstein, Krystal Kahler, and Michael F. Goss (the “Sandbridge Individual Defendants”), defendants in the Consolidated Action (collectively with the Owlet Individual Defendants, the “Individual Defendants”); and (iv) nominal defendant Owlet (together with the Individual Defendants, the “Defendants”) (Plaintiffs and Defendants are collectively referred to as the “Parties” or “Settling Parties”). 1 The capitalized terms used in this Notice and not otherwise defined are defined in the Stipulation and Agreement of Settlement (“Stipulation”) (dated April 2, 2025).

3 On February 6, 2026, at 1:30pm PT, the Court will hold a hearing (the “Settlement Hearing”). The purpose of the Settlement Hearing is to determine: (i) whether the Settlement of the Consolidated Action on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate to Owlet and Current Owlet Stockholders, and should be finally approved by the Court; (ii) whether a Judgment as provided in, and attached as Exhibit D to the Stipulation should be entered; (iii) whether to approve the payment of the Fee and Expense Amount (defined herein) in the amount negotiated by the Settling Parties and Service Awards (defined herein) for the Plaintiffs to be drawn therefrom; and (iv) such other matters as may be necessary or proper in the circumstances. II. SUMMARY OF THE LITIGATION On August 26, 2024, Plaintiff Vargas filed a verified shareholder derivative complaint in this Court, on behalf of Owlet, against the Individual Defendants, asserting breaches of fiduciary duties, aiding and abetting breaches of fiduciary duties, unjust enrichment, abuse of control, waste of corporate assets, and violation of Section 14(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) (the “Vargas Action”). On October 3, 2024, Plaintiff Capleton filed a verified shareholder derivative complaint in this Court, on behalf of Owlet, against certain of the Individual Defendants for breaches of fiduciary duties, violations of Section 14(a) of the Exchange Act, and related state law claims for alleged misconduct that substantially overlaps with the alleged misconduct in the Vargas Action (the “Capleton Action”). Thereafter, the Parties, by and through their undersigned attorneys, engaged in good faith, arm’s-length discussions with regard to the possible settlement of the Consolidated Action. In connection with these discussions, Plaintiffs provided Owlet and the Individual Defendants with a detailed settlement demand with substantial proposed reforms aimed at strengthening the

4 Company’s internal controls and corporate governance practices to prevent recurrence of the alleged damage to the Company at issue in the Consolidated Action. The Parties thereafter engaged in numerous detailed discussions concerning the alleged misconduct, damages, and arguments in support of their theory of their cases. In connection with these discussions, Defendants produced relevant documents and information to Plaintiffs on a confidential basis. On November 11, 2024, the Parties filed a joint stipulation and proposed order to consolidate the Vargas Action and the Capleton Action (into the “Consolidated Action”), to appoint co-lead counsel for Plaintiffs, and to temporarily stay the Consolidated Action until either (1) the final resolution of all claims in the related securities class action, styled In re Owlet, Inc., Securities Litigation, Case No. 2:21-cv-09016-FLA-SSC (C.D. Cal.) (the “Securities Class Action”), including the exhaustion of all related appeals; or (2) an announcement that the parties in the Securities Class Action have reached a settlement of all claims. On December 2, 2024, the parties in the Securities Class Action filed a notice of settlement, stating they had reached an agreement-in-principle to resolve that action. ECF No. 140. On December 13, 2024, the Court ordered consolidation of the Vargas Action and the Capleton Action (into the “Consolidated Action”) for all purposes, appointed Rigrodsky Law, P.A. and Kuehn Law PLLC to serve as Co-Lead Counsel for Plaintiffs in the Consolidated Action but denied the Parties request to stay the Consolidated Action in light of the announcement of the settlement in principle reached in the Securities Class Action. ECF No. 20. On January 7, 2025, the Court entered the Parties’ Stipulation to Set Case Deadlines, stating Plaintiffs shall file an Amended Consolidated Complaint on or before February 7, 2025 and that Defendants shall response to the Amended Consolidated Complaint on or before March 7, 2025.

5 On February 7, 2025, Plaintiffs in the Consolidated Action filed their detailed Verified Consolidated Shareholder Derivative Complaint (the “Amended Complaint”) against the Individual Defendants alleging breaches of fiduciary duties, violation of Section 14(a) of the Exchange Act, unjust enrichment, abuse of control, and waste of corporate assets. ECF No. 25. Thereafter, the Parties continued to negotiate a potential settlement, including through evaluation of the strengths and weaknesses of their respective positions and with respect to the Amended Complaint, and through the exchange of additional information. On February 28, 2025, the Parties reached an agreement in principle with respect to the corporate governance reforms to be adopted by the Company in connection with a potential settlement (the “Reforms”), which terms are reflected in the Stipulation at ¶ II.3.2. The Settling Parties believe that the Reforms confer substantial benefits on Owlet and Current Owlet Stockholders (as defined in ¶ II.2.2 in the Stipulation). On March 3, 2025, the Parties filed a Joint Notice of Settlement, stating that the Parties have reached an agreement-in-principle that resolves all of the claims alleged in the Amended Complaint, and requesting thirty days to document the proposed settlement in this Stipulation and for Plaintiffs to file their unopposed motion for preliminary approval of settlement. ECF No. 28. From October 2024 to March 2025, Plaintiffs’ Counsel had numerous discussions with Defendants’ Counsel regarding settlement issues and to request additional information. The Settling Parties exchanged information, documents, and detailed written settlement proposals and counter-proposals, debating the merits of the proposals in numerous communications between the Settling Parties’ Counsel. On March 28, 2025, following numerous discussions and arms’ length negotiations concerning a scope of production, Defendants produced a series of documents to Plaintiffs to allow

6 Plaintiffs to continue to assess the fairness of the proposed Settlement. After reaching agreement on the principal terms of the Settlement, including the Reforms, the Settling Parties commenced negotiations regarding reasonable attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel, subject to Court approval, in consideration for the substantial benefits conferred upon Owlet and Current Owlet Stockholders by the Settlement. III. TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT The principal terms, conditions and other matters that are part of the Settlement, which is subject to approval by the Court, are summarized below. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court and is also available for viewing on the Investor Relations page of Owlet’s website at https://investors.owletcare.com/. The Settling Parties acknowledge and agree that the Plaintiffs’ litigation and settlement efforts in the Consolidated Action caused the Board’s agreement to adopt, implement, and maintain the Reforms set forth in paragraph 2.2 of the Stipulation, and detailed below. The Settling Parties further acknowledge and agree that these Reforms confer substantial benefits on the Company and Current Owlet Stockholders and that the Settlement on the terms set forth herein is in all respects fair, reasonable, and adequate, and serves the best interests of the Company and Current Owlet Stockholders. Within thirty (30) days after the Court enters an Order granting final approval of the Settlement or at the Board’s next regularly scheduled meeting following the entry of an Order granting final approval of the Settlement, whichever is later, the Board shall take all necessary and appropriate action to adopt, implement, and maintain for a period of not less than eight (8) years, the corporate governance, oversight, and internal controls reforms set forth in ¶ II.3.2 of the Stipulation and below:

7 a. Establishment Of A Board-Level Audit and Risk Committee. The Company’s Board shall establish a Board-level Audit and Risk Committee and adopt a charter that shall be posted on the Company’s website and includes at least the following: i. The Audit and Risk Committee shall consist of at least three (3) members, each of whom shall be independent under NYSE listing standards and possess experience in identifying, assessing, and managing risk exposures of publicly traded companies. The Chair of the Audit and Risk Committee shall be selected by the members of the Board. ii. The Audit and Risk Committee shall meet at least five (5) times annually, including at least four times in sessions at which management directors, if any, are not present. iii. The Audit and Risk Committee shall serve as the primary vehicle for Board oversight of the creation and implementation of an Enterprise Risk Management (“ERM”) program, which is designed to strengthen the Company’s risk-management capability by developing and implementing a governance structure, policy and standards necessary to identify, assess, monitor and manage all categories of business risk, including strategic, operational, compliance and financial reporting, and preserving organizational value through effective control management and integration of risk practices into strategic planning and day-to-day decision making. iv. The Audit and Risk Committee shall be responsible for, inter alia, (i) overseeing the risk management policies of the Company’s operations; (ii) overseeing and monitoring the operation of the Company’s risk management framework; (iii) reviewing and monitoring the Company’s internal risk assessments and risk mitigation plans; (iv) overseeing the Company’s compliance with legal and regulatory requirements; and (v)

8 overseeing material risks related to Owlet’s interactions with state and federal regulators. v. The Audit and Risk Committee shall receive and review quarterly reports (or more often as necessary) from management concerning (i) the Company’s risk management framework and/or policies; (ii) status of identified risks and recommendations to rectify and/or mitigate such risks; and (iii) internal reporting, public disclosures, and necessary disclosures regarding potentially material risks. Management’s report shall be saved in the records of the Audit and Risk Committee, and the Audit and Risk Committee’s review thereof shall be recorded in the Audit and Risk Committee’s minutes. vi. The Audit and Risk Committee shall oversee the Company’s adherence to regulatory enforcement matters and receive and review reports by management on the status of compliance obligations and oversee timely and appropriate corrective action to remedy any material noncompliance by the Company. vii. The Audit and Risk Committee shall coordinate between audit and risk functions by (i) ensuring that risk management is integrated into audit processes and financial reporting; (ii) reviewing the risk impact of significant financial decisions, including acquisitions, divestitures, and capital structure change; and (iii) facilitate communication between the audit, finance, compliance, and risk management functions. The minutes of the Audit and Risk Committee shall reflect their separate consideration of risk related topics and issues and audit related topics and issues. viii. The Audit and Risk Committee shall be responsible for monitoring compliance with Owlet’s Code of Business Conduct and Ethics (“Code of Conduct”) and investigate any matters pertaining to the integrity of

9 management or adherence to standards of business conduct as required in Company policies. If a violation of the Code of Conduct is sufficiently material to trigger a disclosure obligation, the Audit and Risk Committee will report, or cause to be reported, the violation to the full Board. ix. The Audit and Risk Committee shall report to the full Board on an annual basis regarding the Chief Executive Officer’s and Chief Financial Officer’s contribution to Owlet’s culture of ethics and compliance and their effectiveness and dedication to ensuring Owlet’s compliance with applicable laws, rules, and regulations. x. The Audit and Risk Committee shall have free access to management and Company employees as necessary to carry out its responsibilities. The Audit and Risk Committee shall have the authority to retain separate and independent advisors or counsel to aid in fulfilling its responsibilities under its charter, which shall be at Owlet’s expense. xi. The Audit and Risk Committee shall require management to maintain a policy protect whistleblowers and encourage interested parties to bring forward ethical and legal violations and/or a reasonable belief that significant ethical and legal violations have occurred to the Board, without fear of retribution. These complaints shall be reviewed by the Audit and Risk Committee, where appropriate, in consultation with and under the supervision of the Company’s legal counsel. At each regularly-scheduled meeting, the Audit and Risk Committee shall be provided with a summary of the types of complaints received, as well as any material information resulting from any internal investigation into such complaints. xii. The Audit and Risk Committee shall also assume all responsibilities, requirements, and terms attendant to the existing Audit Committee Charter

10 b. Establishment Of A Management-Level Enterprise Risk Management Committee. In conjunction with the establishment of the Audit and Risk Committee, the Company will form and maintain a management-level Enterprise Risk Management Committee (“ERM Committee”) and adopt a charter that includes at least the following: i. The ERM Committee shall: (i) have primary responsibility for assessing organizational risk including with respect to misconduct and noncompliance with applicable laws and regulations; (ii) promptly report and present preliminary evaluations of new, potentially significant or material compliance matters to the Audit and Risk Committee; (iii) make recommendations for further evaluation and/or remedial action with respect to potentially significant or material compliance matters within deadlines established by the Audit and Risk Committee; and (iv) prepare quarterly reports to the Board designed to keep the Board up to date on all potentially significant or material compliance risks. ii. The ERM Committee shall be comprised of at least the Chief Executive Officer, General Counsel, Chief Technology Officer, President, and Chief Financial Officer. The ERM Committee shall meet at least quarterly, and more frequently as necessary, to carry out its responsibilities. At least one member of the ERM Committee shall attend executive sessions of the Audit and Risk Committee and make reports to the Audit and Risk Committee or full Board as required or requested. iii. The ERM Committee shall serve as the primary vehicle for management oversight of the creation and implementation of an Enterprise Risk Management (“ERM”) program, which is designed to strengthen the Company’s risk-management capability by developing and implementing a governance structure, policy and standards necessary to identify, assess,

11 monitor and manage all categories of business risk, including strategic, operational, compliance and financial reporting, and preserving organizational value through effective control management and integration of risk practices into strategic planning and day-to-day decision making iv. The ERM Committee shall seek to ensure the Company’s adherence to regulatory enforcement matters and make reports to the Board and relevant members of management concerning the status of compliance obligations and oversee timely and appropriate corrective action to remedy any material noncompliance by the Company. v. The ERM Committee shall be responsible for establishing and overseeing cross-functional training for Company personnel in all areas involved the Company’s interactions with and concerning federal regulators, regarding, among other things, proper and timely disclosure of regulatory guidance or communications and any significant issues with products, and the proper handling, evaluation, and escalation within management, and public disclosure, of guidance, communications and any significant issues. vi. The ERM Committee shall conduct an annual review of the effectiveness of Owlet’s internal controls over the Company’s aforesaid legal compliance and shall implement changes to Owlet’s policies and internal controls as necessary. The first evaluation shall include an evaluation of the effectiveness of Owlet’s newly implemented controls and procedures. vii. The Company’s annual proxy statement shall include a reasonable description of the functions and responsibilities of the ERM Committee and shall state its formation was designed to enhance management’s ability to identify, report, and address actual and/or potential material Company risks.

12 c. Establishment Of A Management-Level Disclosure Committee. The Company shall establish a management-level Disclosure Committee and adopt a charter that shall be posted on the Company’s website and includes at least the following: i. The function of the Disclosure Committee shall be to ensure that all public disclosures made by the Company: (i) are accurate, complete, and timely; (ii) fairly present the Company’s financial condition; and (iii) meet any other applicable laws and stock exchange requirements. ii. The Disclosure Committee shall hold at least four (4) meetings annually, including regular meetings prior to each annual and quarterly filing required by the Securities Exchange Act of 1934 and ad hoc meetings from time to time as directed by the Disclosure Committee Chairperson. iii. The Disclosure Committee members shall consist of the Chief Executive Officer (“CEO”), the Chief Financial Officer (“CFO”), the Controller, and the General Counsel. Additional committee members may be appointed and/or removed by the CEO, CFO, or General Counsel (the “Certifying Officers”) at any time. The General Counsel shall serve as Chairperson of the Disclosure Committee. iv. The Disclosure Committee shall: 1. Maintain a Disclosure Controls Policies and Procedures policy designed to ensure that information required to be disclosed by the Company in its filings with the SEC and other information that the Company publicly discloses is recorded, processed, summarized, and reported accurately and timely, including policies and procedures for evaluating periodic and ad hoc disclosures, as well as procedures and policies for periodically assessing the adequacy and effectiveness of the Company’s disclosure controls;

13 2. Evaluate the integrity and effectiveness of the Company’s disclosure controls as of the end of the period covered by each quarterly or annual report filed by the Company with the SEC and any amendments to those reports, including through the use of outside consultants as the Committee deems useful and appropriate; 3. Evaluate the materiality of information and events relating to or affecting the Company, including interactions with regulators, and determining the timing and appropriate method of disclosure of information deemed material; 4. Review the Company’s filings with the SEC (including Forms 10- K, Forms 10-Q, Forms 8-K, and proxy statements) (“SEC Reports”), registration statements, correspondence to shareholders, and presentations to investors, including earnings call transcripts, and other information material to the Company’s shareholders for the purpose of ensuring proper disclosure of risks and risk factors; 5. Review earnings calls transcripts within thirty (30) days of publication to ensure that public statements by Owlet executives match what is known about the Company’s financial condition and outlook. In the event that any such review reveals a potential false statement or omission of material fact during an earnings call, the Disclosure Committee shall report the suspected deficiency to management and the Board to enable proper disclosure; 6. Review all information pertinent to the preparation and evaluation of SEC Reports and other public disclosures, including reports by outside consultants, and coordinate with other Company senior officers, independent accountants, internal auditors, outside legal counsel, and the Audit and Risk Committee, as necessary;

14 7. Work with the Audit and Risk Committee to ensure the timely evaluation and accurate public disclosure of material information; 8. Report at least quarterly to the Board, or more frequently as necessary to carry out its responsibilities, concerning potential and actual material disclosure risks and 9. Provide a sub-certification to the Certifying Officers before filing each SEC Report as to (i) the Disclosure Committee’s compliance with the Disclosure Controls Policies and Procedures and the Disclosure Committee Charter, and (ii) the Disclosure Committee’s conclusions resulting from its evaluation of the effectiveness of the disclosure controls. v. The Committee may, in addition, perform such other functions as may be necessary or appropriate for the exercise of its duties. The Committee shall also have such other responsibilities as the Certifying Officers or Chair may assign to it from time to time. vi. The Chair of the Disclosure Committee (or their designee) shall report quarterly, and more frequently as necessary, to the Audit and Risk Committee concerning potential and actual material disclosure risks, policies and procedures for evaluating periodic and ad hoc disclosures, as well as procedures and policies for periodically assessing the effectiveness of the Company’s disclosure controls, including relevant trends in corporate governance. vii. The Chair of the Disclosure Committee shall schedule and preside over meetings and ensure the timely preparation of agendas and written minutes from meetings. Any interpretation of the Charter or the Disclosure Committee’s procedures shall be made by the Disclosure Committee Chair. The Disclosure Committee may solicit input from other personnel

15 throughout the Company, including but not limited to those responsible for monitoring the SEC’s disclosure rules and changes in financial reporting requirements, in each case as necessary with respect to specific disclosure issues. The Chair or the Certifying Officers may retain outside consultants or advisors, including independent auditors, and other personnel of the Company as appropriate. The Chair of the Disclosure Committee will report quarterly to the Audit and Risk Committee, and more frequently as necessary, concerning compliance issues that may have significant financial implications or that are sufficiently material to trigger a disclosure obligation. viii. The Disclosure Committee will evaluate and assess its Charter and its performance annually or upon the occurrence of certain material events. Any changes to the Disclosure Committee’s Charter must be approved by the Certifying Officers and the Audit and Risk Committee. d. Director Education i. Each member of the Board shall attend a National Association of Corporate Directors Certified Program or similar program(s) within one year after a settlement of the Action is finally approved and every two years thereafter. Newly elected Board members must attend a program within one year of joining the Board. Additionally, the Company’s General Counsel shall develop an annual, internal director education program that will address Generally Accepted Accounting Principles applicable to the Company’s financial reporting, compliance with associated laws and regulations applicable to the Company and its business, corporate governance principles and best practices, key elements and requirements of the Sarbanes-Oxley Act, and best practices for effective board oversight of

16 audit and internal controls functions, enterprise risk, financial reporting and disclosures, and legal-regulatory compliance. e. Director Limitations i. The Board shall amend the Corporate Governance Guidelines to require that, unless unanimously approved by the Board, independent directors sit on no more than three (3) additional public company boards and that the Chair of the Board sit on no more than two (2) other such boards. The Stipulation also provides for the entry of judgment dismissing the Consolidated Action against Owlet and the Individual Defendants with prejudice and, as explained in more detail in the Stipulation, barring and releasing certain known or unknown claims that have been or could have been brought in any court by Plaintiffs in the Action or by Owlet, or any of its stockholders, against Owlet and the Individual Defendants relating to any of the claims or matters that were or could have been alleged or asserted in any of the Consolidated Action. The Stipulation further provides that the entry of judgment will bar and release any known or unknown claims that have been or could have been brought in any court by Defendants against Plaintiffs or Plaintiffs’ Counsel related to any of the claims or matters that were or could have been alleged or asserted in any of the Consolidated Action or based upon or arising out of the institution, prosecution, assertion, settlement, or resolution of the Consolidated Action. IV. PLAINTIFFS’ COUNSELS’ FEE AND EXPENSE AMOUNT AND PLAINTIFFS; SERVICE AWARD Prior to discussing and agreeing upon the Fee and Expense Amount, the Settling Parties negotiated and agreed upon the Reforms to be adopted as part of the Settlement. The Settling Parties agree that the Settlement confers substantial benefits upon Owlet and its stockholders, and that Plaintiffs’ Counsel are entitled to reasonable attorneys’ fees and reimbursement of expenses in an

17 amount not to exceed $675,000.00, subject to the approval of the Court. In connection with seeking final approval of the proposed Settlement, Plaintiffs’ Counsel intends to request approval of attorneys’ fees and reimbursement of expenses in the amount of $675,000 (the “Fee and Expense Amount”). The Fee and Expense Amount includes fees and expenses incurred by Plaintiffs’ Counsel in connection with the prosecution and settlement of the Consolidated Action. To date, Plaintiffs’ Counsel have not received any payments for their efforts on behalf of Owlet stockholders nor have Plaintiffs’ Counsel been reimbursed for their out-of-pocket litigation expenses. The Fee and Expense Amount will compensate Plaintiffs’ Counsel for the substantial benefits achieved in the Consolidated Action, and the risks of undertaking the prosecution of the Consolidated Action on a contingent basis. Defendants agree not to oppose reasonable service awards in the amount of $2,000.00 to each of the Plaintiffs to be paid out of the Fee and Expense Amount in recognition of Plaintiffs’ efforts to achieve the Settlement’s benefits to the Company, subject to Court approval (the “Service Award”). V. REASONS AND BENEFITS OF THE SETTLEMENT Counsel for the Settling Parties believe that the Settlement is in the best interests of Owlet, and its public stockholders. A. Why Did the Settling Stockholders Agree to Settle? Plaintiffs and Plaintiffs’ Counsel brought the claims in good faith and continue to believe that the claims asserted in the Consolidated Action have merit. However, the Plaintiffs and Plaintiffs’ Counsel recognize and acknowledge the expense, time, and uncertainty inherent in the continued prosecution of their claims in the Consolidated Action through trial and any subsequent appeal(s). The Plaintiffs and Plaintiffs’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Consolidated

18 Action, as well as the difficulties and delays inherent in such litigation. The Plaintiffs and Plaintiffs’ Counsel also are mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Consolidated Action. Based upon their investigation, Plaintiffs and Plaintiffs’ Counsel have concluded that the terms and conditions of the Stipulation are fair, reasonable and adequate to Plaintiffs, Current Owlet Stockholders, and Owlet, and in their best interests, and have agreed to settle the claims raised in the Consolidated Action pursuant to the terms and provisions of the Stipulation after considering, among other things: (a) the substantial benefits that Current Owlet Stockholders and Owlet have received or will receive from the Settlement; (b) the attendant risks of continued litigation; (c) actions taken by the Company and its Board in response to the alleged material misstatements and omissions; and (d) the desirability of permitting the Settlement to be consummated. In particular, Plaintiffs and Plaintiffs’ Counsel considered the significant litigation risk inherent in shareholder derivative litigation. The law imposes significant burdens on plaintiffs for pleading and proving a shareholder derivative claim. While Plaintiffs believe their claims are meritorious, Plaintiffs acknowledge that there is a substantial risk that the Consolidated Action may not succeed in producing a recovery in light of the applicable legal standards and possible defenses. Plaintiffs and Plaintiffs’ Counsel believe that, under the circumstances, they have obtained the best possible relief for Owlet and Current Owlet Stockholders. B. Why Did the Settling Defendants Agree to Settle? Defendants have strenuously denied, and continue strenuously to deny, each and every allegation of liability or wrongdoing made against them in the Consolidated Action, and assert that they have meritorious defenses to those claims and that judgment should be entered dismissing all

19 claims against them with prejudice. Defendants have thus entered into this Stipulation solely to avoid the continuing additional expense, inconvenience, and distraction of litigating the Consolidated Action and/or any related litigation and to avoid the risks inherent in any lawsuit, and without admitting any wrongdoing or liability whatsoever. VI. SETTLEMENT HEARING On February 6, 2026, at 1:30pm PT, the Court will hold the Settlement Hearing either in person at the United States District Courthouse for the Central District of California, First Street Courthouse, 350 W. 1st Street, Courtroom 6B, 6th Floor, Los Angeles, California 90012, or by telephone or videoconference (at the discretion of the Court). At the Settlement Hearing, the Court will consider whether the Settlement is fair, reasonable and adequate and thus should be finally approved and whether the Consolidated Action should be dismissed with prejudice pursuant to the Stipulation. The Court also will rule upon the Fee and Expense Amount to Plaintiffs’ Counsel and Plaintiffs’ Service Award. VII. RIGHT TO ATTEND SETTLEMENT HEARING Any Current Owlet Stockholder may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing in opposition to the Settlement, the Fee and Expense Amount or the Service Award, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing dates or times without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court. CURRENT OWLET STOCKHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION.

20 VIII. RIGHT TO OBJECT TO THE SETTLEMENT AND PROCEDURES FOR DOING SO You have the right to object to any aspect of the Settlement. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures. A. You Must Make Detailed Objections in Writing Any objections must be presented in writing and must contain the following information: 1. Notice of intent to appear at the Settlement Hearing; 2. Your name, legal address, and telephone number; 3. Proof of being a Current Owlet Stockholder as of the Record Date and representation that you will continue to own Owlet common stock as of the date of the Settlement Hearing; 4. The date(s) you acquired your Owlet shares and the number of Owlet shares held; 5. A detailed statement of your specific position with respect to the matters to be heard at the Settlement Hearing, including a statement of each objection being made; and 6. The grounds for each objection or the reasons for your desire to appear and to be heard. The Court will not consider any objection that does not substantially comply with these requirements. Any counsel retained by a purported objector for the purpose of asserting an objection must make a notice of appearance on the Court by January 23, 2026, which is fourteen (14) days prior to the Settlement Hearing. B. You Must Timely Deliver Written Objections to Co-Lead Counsel YOUR WRITTEN OBJECTIONS MUST BE FILED WITH THE COURT AND SENT BY HAND OR BY FIRST CLASS MAIL, POSTAGE PRE-PAID TO SETTLING STOCKHOLDERS’ COUNSEL. THE WRITTEN OBJECTIONS MUST BE FILED WITH THE

21 COURT AND POSTMARKED NO LATER THAN JANUARY 23, 2026, WHICH IS FOURTEEN (14) CALENDAR DAYS PRIOR TO THE SETTLEMENT HEARING to the following address: Justin A. Kuehn Kuehn Law, PLLC 53 Hill Street, Suite 605 Southampton, NY 11968 (833) 672-0814 Plaintiffs’ Co-Lead Counsel Seth D. Rigrodsky Vincent A. Licata Rigrodsky Law, P.A. 825 East Gate Boulevard, Suite 300 Garden City, NY 11530 (516) 683-3516 Plaintiffs’ Co-Lead Counsel The Court will not consider any objection that is not timely filed with the Court and delivered to Plaintiffs’ Counsel. Any person or entity who fails to object or otherwise requests to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding, but shall otherwise be bound by the Judgment to be entered and the releases to be given. IX. HOW TO OBTAIN ADDITIONAL INFORMATION This Notice summarizes the Settling Parties’ Stipulation. It is not a complete statement of the events of the Consolidated Action or the Stipulation. Although the Settling Parties believe that the descriptions about the Settlement that are contained in this Notice are accurate in all material respects, in the event of any inconsistencies between the descriptions in this Notice and the Stipulation, the Stipulation will control. You may inspect the Stipulation and other papers at https://investors.owletcare.com/. PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE. Any questions you have about matters in

22 this Notice should be directed by telephone or in writing to Plaintiffs’ Counsel at the addresses set forth above. X. NOTICE TO PERSONS OR ENTITIES HOLDING OWNERSHIP ON BEHALF OF OTHERS Brokerage firms, banks and/or other persons or entities who held shares of Owlet common stock for the benefit of others are requested to immediately send this Notice to all of their respective beneficial owners. If Current Owlet Stockholders have questions or comments about the Settlement, they should follow the procedures listed in Section IX.